UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 19, 2013
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255
(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Joint Venture Agreement

On November 19, 2013, GrowLife, Inc. (the “Company”) entered into a Joint Venture Agreement (the “Agreement”) with CANX USA LLC (“CANX”), a Nevada limited liability company.  Under the terms of the Agreement, the Company and CANX will form Organic Growth International, LLC (“OGI”), a Nevada limited liability company, for the purpose of expanding the Company’s operations in its current retail hydroponic businesses and in other synergistic business verticals and facilitating additional funding for commercially financeable transactions of up to $40,000,000.  In connection with the closing of the Agreement, CANX will provide funding in the amount of $1,300,000 for a GrowLife Infrastructure Funding Technology program transaction and has agreed to provide additional funding under a 7% Convertible Note instrument. The Company will initially own a non-dilutive forty five percent (45%) share of OGI and the Company may acquire a controlling share of OGI as provided in the Agreement.

The foregoing description of the Agreement is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.1 and incorporated herein by reference.

Warrant Agreement

In accordance with the Agreement, the Company and CANX entered into a Warrant Agreement whereby the Company delivered CANX 140,000,000 freely transferable, unrestricted warrants to purchase 140,000,000 shares of the Company's common stock, at a maximum strike price of $0.033 per share, par value $0.0001 per share.

Subject to the terms of the Agreement, the Company may issue an additional 100,000,000 freely transferable, unrestricted warrants to purchase 100,000,000 shares of the Company's common stock, par value $0.0001 per share, at a maximum strike price of $0.033 per share and twenty (20) blocks of warrants in the Company, with each block consisting of 10,000,000 freely transferable, unrestricted warrants to purchase 10,000,000 shares of the Company's common stock, at a maximum strike price of $0.033 per share, par value $0.0001.

The foregoing description of the Warrant Agreement is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.2 and incorporated herein by reference.

7% Convertible Note

In accordance with the Agreement, the Company has agreed to issue a 7% Note to CANX (the “Note”) in exchange for the principal amount of $1,000,000.  Per the terms of the Note, the maturity date is September 30, 2015, and the annual rate of interest is seven percent (7%), which increases to twenty-four percent (24%) per annum, or the maximum rate permitted under any applicable law, in the event of default. Subject to certain limitations, CANX can, at its sole discretion, convert the outstanding and unpaid principal and interest into fully paid and nonassessable shares of the Company’s common stock. The conversion price for the period of time from the date of the Note through and including September 30, 2014 is the lesser of (a) $0.025 per share and (b) seventy percent (70%) of the average of the three (3) lowest daily volume weighted average closing prices occurring during the twenty (20) consecutive trading days immediately preceding the applicable conversion date on which CANX elects to convert all or part of the Note, subject to adjustment as provided in the Note. The conversion price is $0.025 per share for the period of October 1, 2014 through the maturity date of September 30, 2015, subject to adjustment as provided in the Note. The Company is required to reserve, at all times, the full number of shares of common stock issuable upon conversion of all outstanding amounts under this Note.  At any time after the 12-month period immediately following the date of the Note, the Company has the option to pre-pay the entire outstanding principal amount of the Note by paying to CANX an amount equal to one hundred and fifty percent (150%) of the principal and interest then outstanding.  The Company’s obligations under the Note will accelerate upon a bankruptcy event with respect to the Company or any subsidiary, any default in the Company’s payment obligations under the Note, the Company’s failure to issue shares of its common stock in connection with a conversion of any of the Note, the Company’s or any subsidiary’s breach of any provision of any agreement providing for indebtedness of the Company or such subsidiary in an amount exceeding $100,000, the common stock of the Company being suspended or delisted from trading on the Over the Counter Bulletin Board (the “Primary Market”) market and the OTCQB, the Company losing its status as “DTC Eligible” or the Company becoming late or delinquent in its filing requirements with the Securities and Exchange Commission. Upon any such acceleration of the Note, the Company shall be obligated to pay an amount equal to the greater of (i) one hundred and twenty percent (120%) of the outstanding principal of the Note (plus all accrued but unpaid interest) and (ii) the product of (a) the highest closing price for the Company’s common stock for the five (5) days on which the Primary Market is open for business immediately preceding such acceleration and (b) a fraction, the numerator of which is the outstanding principal of the Note, and the denominator of which is the applicable conversion price as of the date of determination.

The foregoing description of the Note is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.3 and incorporated herein by reference.

Registration Rights Agreement

In accordance with the Agreement, the Company also entered into a Registration Rights Agreement with CANX whereby CANX has the right to demand that the Company prepare and file a Registration Statement on Form S-1 (or, if Form S-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of securities) covering the resale of warrants issued pursuant to the Warrant Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.4 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures made in Item 1.01, which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

See the disclosures made in Item 1.01, which are incorporated herein by reference. The Company’s securities were issued to an accredited investor in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Joint Venture Agreement dated November 19, 2013, by and between GrowLife, Inc. and CANX USA LLC.

Exhibit 10.2	Warrant Agreement

Exhibit 10.3	7% Convertible Note

Exhibit 10.4	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: November 21, 2013	By:	/s/ Sterling C. Scott
Sterling C. Scott
Chief Executive Officer